UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019 (September 11, 2019)

AMERICAN BRIVISION (HOLDING) CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd.

Fremont, CA 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 668-0881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On September 11, 2019, American BriVision (Holding) Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor”). Pursuant to the SPA, the Company sold one convertible promissory note (the “Note”) in the principal amount (the “Principal Amount”) of $70,000 to the Investor and received the Principal Amount from the Investor on September 11, 2019. On September 16, 2019, the Company entered into two additional SPAs with two additional accredited investors. Pursuant to the SPAs, the Company sold two Notes in the aggregate Principal Amount of $187,500 and received such Principal Amount from the two Investors. The Company intends to issue the three Notes as soon as practicable.

The Principal Amount and accrued and unpaid interest of each Note shall become due on the date that is one year from the issuance date of the Note (the “Issuance Date”). The Note bears an interest rate of twenty percent (20%) per annum and may be convertible into shares of the Company’s common stock at a conversion price, which equals to the lower of (i) $0.50 per share (subject to adjustment as provided in the Note), or (ii) 70% of the per share offering price of the completed public equity offering of the Company in an amount exceeding $10,000,000. The holder of the Note may elect to convert part or all of the outstanding balance of the Note into shares of the Company’s common stock from the Issuance Date until the maturity date of the Note. The holder of the Note shall not have the right to convert any portion of the Note to the extent that after giving effect to the conversion, the holder together with his affiliates and any person acting as a group would beneficially own in excess of 4.99% of the number of shares of common stock of the Company, issued and outstanding.

The foregoing description of the SPA and Note is qualified by reference to the full text of the form of SPA and Note, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (1)
10.2	Form of Convertible Promissory Note (2)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 1, 2019.
(2)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 1, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BRIVISION (HOLDING) CORPORATION

Date: September 17, 2019	By:	/s/ Chihliang An
	Name:	Chihliang An
	Title:	Chief Financial Officer

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